UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(Registrant's telephone number, including area code): (626) 914-7363

Date of fiscal year end:  October 31, 2020

Date of reporting period:  October 31, 2020

Item 1. Reports to Stockholders.

ANNUAL REPORT

October 31, 2020

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
1-866-688-8775

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

Fort Pitt Capital Total Return Fund

Dear Fellow Shareholders,

As of October 31, 2020, the net asset value (“NAV”) of the Fort Pitt Capital Total Return Fund (the “Fund”) was $25.06 per share.  Total return for the fiscal year ended October 31, 2020 (including a $2.22620 per share dividend paid in December 2019), was -0.76%.  This compares with a total return of 11.02% for the unmanaged Wilshire 5000 Total Market IndexSM (“Wilshire 5000”) and 9.71% for the S&P 500® Index (“S&P 500”) for the same period.

The story of the 2020 fiscal year is spelled C-O-V-I-D. The arrival of the novel Coronavirus and subsequent lockdowns in early March stopped segments of the U.S. economy and investment world dead in their tracks (travel and leisure, mass entertainment, dining out) while giving a turbo-boost to others (remote work, medical testing, home remodeling). Stock returns for the fiscal year reflected this dichotomy. Highly valued technology and growth-related names again led the way in a generally positive year, as monetary policymakers dusted off the 2008-09 playbook and flooded the system with free money. Conversely, businesses with any hint of cyclicality were punished severely in the March decline, only to finally begin to pick their heads up after Labor Day, when talk of a vaccine became more than talk. Once again, our adherence to the “value” school of investing hurt our results relative to the popular indexes – the values of which have become skewed by the immense appreciation in growth names such as Amazon, Facebook, Apple and Google. More on this topic below.

Our top five performing holdings for the fiscal year were Thermo Fisher Scientific, Inc., Target Corp., Microsoft Corp., Rockwell Automation, Inc. and II-VI, Inc. All benefitted in ways large and small from the response to the pandemic. Thermo Fisher capitalized on increased spending on COVID testing and other medical and lab services. Target benefitted from the general favoritism shown for “big box” retailers as a result of mandated lockdowns and social distancing. The company also did a good job in transitioning its business to on-line and curbside pick-up. The work-from-home phenomenon drove Microsoft shares to new all-time highs, as usage of “Teams” software and the Azure cloud set records month after month. Rockwell Automation saw increased business due to “reshoring” of manufacturing to the U.S. and new emphasis on consolidating far-flung supply chains. Finally, last year we said that II-VI would successfully integrate their large Finisar acquisition over the course of 2020, and that’s exactly what they did. The shares appreciated substantially as a result.

Our bottom five performers were Boeing Co., BP PLC, Western Digital Corp., Kinder Morgan, Inc. and Loews Corp. Boeing shares were weak throughout 2019 due to the grounding of the 737 MAX, and the COVID crisis delivered the coup de grace. In mid-May we concluded that business travel could be impaired for several years after the crisis ends. Airlines earn most of their profits from corporate customers, and this creates real risk for Boeing. Even though the shares were very successful for Fund shareholders over the long-term, we sold our position in Boeing after holding the shares for nearly two decades.  BP continued to see weak upstream results, mostly due to the collapse in worldwide energy prices as a result of mass lockdowns. Kinder Morgan suffered much the same fate, with additional pressure on the shares coming from the “NIMBY” effect on pipeline construction. Western Digital was dealt a double blow by weak flash memory prices and management’s inability to articulate a consistent capital strategy. We sold the shares after the new CEO inexplicably eliminated the dividend. Loews shares fell to a ten-year low during the March swoon, and the company remains one of the cheapest on the NYSE on a price/book basis. Like most “value” oriented names, it remains unowned and unloved.

Fort Pitt Capital Total Return Fund

Annualized total return for the three years ended October 31, 2020 was 5.28%, compared to 10.18% for the Wilshire 5000 and 10.42% for the S&P 500.  Over the five-year period ended October 31, 2020, the Fund’s annualized total return was 9.48%, while the Wilshire 5000’s annualized return was 11.53% and the S&P 500’s annualized return was 11.71%.  Over the ten-year period ended October 31, 2020, the Fund’s annualized total return was 10.49%, while the Wilshire 5000’s annualized return was 12.68% and the S&P 500’s annualized return was 13.01%.  Since inception on December 31, 2001 through October 31, 2020, the Fund has produced a total return of 8.00% annualized (325.77% cumulative), compared to 8.30% annualized (348.98% cumulative) for the Wilshire 5000 and 7.86% annualized (315.99% cumulative) for the S&P 500.  The annual gross operating expense ratio for the Fund is 1.39%, as indicated in its most recently filed prospectus.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-688-8775.  Performance data quoted does not reflect any redemption fees for shares purchased prior to the elimination of the Fund’s short-term redemption fees. If reflected, total returns would be reduced.  Performance figures reflect fee waivers in effect.  In the absence of waivers, total returns would be lower.

Last year we noted that the previous 8 years had brought a sharp expansion in the S&P 500 price/earnings multiple, with the trailing 12-month P/E ratio rising from 13 in late 2011 to over 23 in late 2019. We also lamented the fact that the P/E expansion in the “value” cohort of stocks had badly trailed that of the indexes. There were legitimate reasons for this discount, we said, with reason one being central banks determination to drive interest rates to zero. All else equal, a discount rate approaching zero drives the valuations of high-growth firms towards infinity.

Fast forward one year, and life under COVID has shown us just how much more extreme this discount can get. On September 2nd of this year, the year-to-date outperformance of growth over value reached 4100 basis points, or 41 percentage points.1  Let that sink in:  growth stocks added several years’ worth of outperformance in just 8 months, after nearly a decade of value trailing growth. Several observers have noted that the pandemic simply accelerated economic and business trends already in place, and this is just one more example. As we noted above, the COVID crisis and subsequent lockdowns put a charge into many businesses with a “virtual” component, while it hamstrung many operating in the “real” realm. Examples include Microsoft (software) in the former category, and Loews (hotels) in the latter. An overlay of the general profile of a growth stock fits far better in the virtual world, and vice versa.

[1]
Difference in total return of growth proxy IWF and value proxy IWD for the period 12/31/2019 through 9/2/2020. IWF is the iShares Russell 1000 Growth ETF. It seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit growth characteristics. IWD is the iShares Russell 1000 Value ETF. It seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics.

Fort Pitt Capital Total Return Fund

So, the natural question for long-suffering value investors is:  when do we “get real”? When do we get our turn? When do the owners of real assets (which cannot be infinitely duplicated or transported with a keystroke) gain an advantage over those who are essentially playing a video game? I think the answer may be… never – which could be discouraging, but that’s the good thing about the market – there are always alternatives. One alternative is to own businesses which bridge the gap between virtual and real, and factory automation companies fit the bill here. We’ve held profitable positions in Rockwell Automation, Inc. and Honeywell International, Inc. for many years and we’re looking for more investments in the areas of machine vision, solid modeling and virtual prototyping.

Another alternative is to continue to hold positions in businesses which act as a hedge against governments and central banks finally “winning” the battle against deflation - and driving interest rates higher. Let me explain.

The ability to replicate or transport a good or service at nearly zero incremental cost is powerfully deflationary. So powerful that the deflation caused by digitization and virtualization over the past couple decades has fully offset efforts by central banks to fight it. Massively reflationary policies enacted post 2008 and more recently post COVID have yet to push inflation rates even up to the 2% policy “floor”. Why is that? This will sound sacrilegious from an advocate of “hard” money, but I think the reason is that central banks, no matter how hard they have run their printers, have been unable to keep pace with the deflationary power of virtualization. That’s not to say they won’t be able to in the future, particularly if policies such as Universal Basic Income or Modern Monetary Theory are enacted, but right now the burden of proof is on the central bankers. It turns out that they’ll likely be materially increasing the money-printing pace to fund the massive debts incurred to combat COVID, so we may get our answers soon.

In the meantime, as value investors we need to recognize the power of digitization in our world and in our portfolios. We’ve always made room for technology, communications and systems companies in our holdings. We need to step up our game, but without losing sight of the valuation parameters that have been the foundation of our approach. We also need to be wary of eventual “success” on the part of policymakers in combatting deflation and be ready to hedge that outcome.

Thank you for your continued support of our Fund.

Charlie Smith
Portfolio Manager

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fort Pitt Capital Total Return Fund

The opinions expressed are those of Charles A. Smith through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Diversification does not assure a profit nor protect against loss in a declining market.

The contributors/detractors listed above do not represent all securities purchased or sold during the period. To obtain a list showing the contribution of each holding to overall performance and the calculation methodology, please call 412-921-1822.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Wilshire 5000 Total Market IndexSM is a capitalization weighted index of all U.S. headquartered companies which provides the broadest measure of U.S. stock market performance.

It is not possible to invest directly in an index.

Basis Point: One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form. Likewise, a fractional basis point such as 1.5 basis points is equivalent to 0.015% or 0.00015 in decimal form.

The P/E ratio is the current stock price of a company divided by its earnings per share. Theoretically, a stock’s P/E tells us how much investors are willing to pay per dollar of earnings. A higher P/E ratio indicates that investors expect higher earnings. However, a stock with a high P/E ratio is not necessarily a better investment than one with a lower P/E ratio, as a high P/E ratio can indicate that the stock is being overvalued.

This information is intended for the shareholders of the Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

For a complete list of Fund holdings, please refer to the schedule of investments section of this report.

Fort Pitt Capital Group, LLC is the Advisor to the Fort Pitt Capital Total Return Fund, which is distributed by Quasar Distributors, LLC.

Fort Pitt Capital Total Return Fund

Growth of Hypothetical $10,000 Investment at October 31, 2020
vs.
Wilshire 5000 Total Market IndexSM & S&P 500® Index

	Average Annual Total Return[1]
				Since
				Inception
	One Year	Five Year	Ten Year	12/31/01
Fort Pitt Capital Total Return Fund	-0.76%	9.48%	10.49%	8.00%
Wilshire 5000 Total Market IndexSM℠	11.02%	11.53%	12.68%	8.30%
S&P 500® Index	9.71%	11.71%	13.01%	7.86%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-688-8775.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  If it did, total returns would be reduced.

[1]	Average Annual Total Return represents the average change in account value over the periods indicated.

The Wilshire 5000 Total Market IndexSM is a capitalization weighted index of all U.S. headquartered companies which provides the broadest measure of U.S. stock market performance.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Fort Pitt Capital Total Return Fund

ALLOCATION OF PORTFOLIO INVESTMENTS
at October 31, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments.

EXPENSE EXAMPLE
at October 31, 2020 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/20 – 10/31/20).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fort Pitt Capital Total Return Fund

EXPENSE EXAMPLE (Continued)
at October 31, 2020 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/20	10/31/20	5/1/20 – 10/31/20
Actual	$1,000.00	$1,111.80	$6.58
Hypothetical	$1,000.00	$1,018.90	$6.29
(5% return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS
at October 31, 2020

COMMON STOCKS – 95.14%	Shares	Value
Apparel Manufacturing – 3.06%
VF Corp.	31,600	$2,123,520

Broadcasting (except Internet) – 2.11%
Walt Disney Co.	12,100	1,467,125

Chemical Manufacturing – 12.10%
Abbott Laboratories	38,000	3,994,180
RPM International, Inc.	30,450	2,578,202
Westlake Chemical Corp.	27,000	1,825,740
		8,398,122
Computer and Electronic Product Manufacturing – 20.22%
Ciena Corp.*	54,994	2,166,214
Intel Corp.	49,100	2,174,148
Texas Instruments, Inc.	30,000	4,337,700
Thermo Fisher Scientific, Inc.	3,900	1,845,168
Xilinx, Inc.	29,550	3,507,289
		14,030,519
Credit Intermediation and Related Activities – 7.76%
Bank of New York Mellon Corp.	52,100	1,790,156
PNC Financial Services Group, Inc.	20,500	2,293,540
Synchrony Financial	52,000	1,301,040
		5,384,736
Fabricated Metal Product Manufacturing – 3.89%
Parker-Hannifin Corp.	12,950	2,698,262

General Merchandise Stores – 1.91%
Target Corp.	8,700	1,324,314

Insurance Carriers and Related Activities – 7.05%
Arthur J. Gallagher & Co.	35,000	3,629,850
Loews Corp.	36,350	1,260,618
		4,890,468
Machinery Manufacturing – 2.83%
II-VI, Inc.*	43,150	1,962,030

Miscellaneous Manufacturing – 9.38%
Medtronic PLC#	26,900	2,705,333
Rockwell Automation, Inc.	16,050	3,805,776
		6,511,109

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2020

COMMON STOCKS – 95.14% (Continued)	Shares	Value
Paper Manufacturing – 3.77%
Kimberly-Clark Corp.	19,750	$2,618,652

Publishing Industries (except Internet) – 6.57%
Microsoft Corp.	22,500	4,555,575

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 3.86%
BlackStone Group, Inc. – Class A	10,319	520,284
Charles Schwab Corp.	52,400	2,154,164
		2,674,448
Telecommunications – 6.28%
AT&T, Inc.	66,800	1,804,936
Verizon Communications, Inc.	44,800	2,553,152
		4,358,088
Transportation Equipment Manufacturing – 4.35%
Honeywell International, Inc.	18,300	3,018,585
TOTAL COMMON STOCKS
(Cost $33,381,301)		66,015,553

MONEY MARKET FUND – 4.79%
Money Market Fund – 4.79%
Invesco STIT-Government & Agency Portfolio –
Institutional Class, 0.01%†	3,325,120	3,325,120
TOTAL MONEY MARKET FUND
(Cost $3,325,120)		3,325,120

Total Investments
(Cost $36,706,421) – 99.93%		69,340,673
Other Assets in Excess of Liabilities – 0.07%		45,827
NET ASSETS – 100.00%		$69,386,500

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield at October 31, 2020.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2020

ASSETS
Investments, at market value (cost $36,706,421)	$69,340,673
Receivables:
Dividends and interest receivable	158,318
Prepaid expenses	6,369
Total assets	69,505,360

LIABILITIES
Due to advisor	52,650
Administration and fund accounting fees	12,029
Audit fees	21,000
Transfer agent fees and expenses	12,331
Legal fees	831
Custody fees	2,296
Shareholder reporting fees	12,525
Chief Compliance Officer fee	2,500
Trustee fees and expenses	75
Accrued expenses	2,623
Total liabilities	118,860

NET ASSETS	$69,386,500

COMPONENTS OF NET ASSETS
Paid-in capital	$36,246,997
Total distributable earnings	33,139,503
Total net assets	$69,386,500
Shares outstanding
(unlimited number of shares authorized, par value $0.01)	2,768,863
Net Asset Value, Redemption Price and Offering Price Per Share	$25.06

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF OPERATIONS
For the year ended October 31, 2020

INVESTMENT INCOME
Income
Dividends (net of issuance fees of $1,160)	$1,605,793
Interest	15,877
Total investment income	1,621,670
Expenses
Advisory fees (Note 4)	697,100
Administration and fund accounting fees (Note 4)	84,030
Transfer agent fees and expenses (Note 4)	69,883
Registration fees	22,933
Audit fees	21,000
Shareholder reporting	15,056
Custody fees (Note 4)	14,657
Chief Compliance Officer fees (Note 4)	14,500
Trustee fees and expenses	14,017
Legal fees	9,798
Miscellaneous expense	5,187
Insurance expense	2,358
Total expenses before fee waiver	970,519
Less: fee waiver from Advisor (Note 4)	(106,116)
Net expenses	864,403
Net investment income	757,267

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(175,291)
Capital gain distributions from regulated investment companies	3
Change in unrealized appreciation/(depreciation) on investments	(1,198,992)
Net realized and unrealized loss on investments	(1,374,280)
Net decrease in net assets resulting from operations	$(617,013)

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS
Net investment income	$757,267	$779,135
Capital gain distributions from
regulated investment companies	3	—
Net realized gain/(loss) on investments	(175,291)	5,164,510
Change in unrealized appreciation/
(depreciation) on investments	(1,198,992)	3,085,047
Net increase/(decrease) in net assets
resulting from operations	(617,013)	9,028,692

DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(5,909,835)	(4,236,421)
Total distributions	(5,909,835)	(4,236,421)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,838,980	3,795,171
Proceeds from shares issued in reinvestment of dividends	5,899,525	4,222,487
Cost of shares redeemed+	(7,431,862)	(6,107,275)
Net increase in net assets resulting
from capital share transactions	2,306,643	1,910,383
Total increase/(decrease) in net assets	(4,220,205)	6,702,654

NET ASSETS
Beginning of year	73,606,705	66,904,051

End of year	$69,386,500	$73,606,705

CHANGES IN SHARES OUTSTANDING
Shares sold	163,758	149,792
Shares issued in reinvestment of dividends	220,132	184,549
Shares redeemed	(306,082)	(235,049)
Net increase in Fund shares outstanding	77,808	99,292
Shares outstanding, beginning of year	2,691,055	2,591,763
Shares outstanding, end of year	2,768,863	2,691,055

+	Net of redemption fees of $1,664 and $2,398, respectively.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	For the Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value,
beginning of year	$27.35	$25.81	$25.47	$20.73	$20.63
Income from
investment operations:
Net investment income	0.28	0.29	0.26	0.24	0.18
Net realized and unrealized
gain/(loss) on investments	(0.34)	2.89	0.65	5.27	0.95
Total from
investment operations	(0.06)	3.18	0.91	5.51	1.13
Less dividends:
Dividends from
net investment income	(0.28)	(0.26)	(0.24)	(0.20)	(0.17)
Dividends from
net realized gains	(1.95)	(1.38)	(0.33)	(0.57)	(0.86)
Total dividends	(2.23)	(1.64)	(0.57)	(0.77)	(1.03)
Redemption fees#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$25.06	$27.35	$25.81	$25.47	$20.73
Total return[1]	-0.76%	13.60%	3.51%	27.18%	5.97%
Supplemental data and ratios:
Net assets, end of year	$69,386,500	$73,606,705	$66,904,051	$69,737,499	$57,390,842
Ratio of net expenses
to average net assets:
Before fee waivers	1.39%	1.38%	1.35%	1.37%	1.41%
After fee waivers	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income
to average net assets:
Before fee waivers	0.93%	0.96%	0.83%	0.87%	0.71%
After fee waivers	1.08%	1.10%	0.94%	1.00%	0.88%
Portfolio turnover rate	8%	13%	4%	5%	5%

#	Amount is less than $0.01 per share.
[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS
at October 31, 2020

NOTE 1 – ORGANIZATION

The Fort Pitt Capital Total Return Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund began operations on December 31, 2001.

The investment goal of the Fund is to seek to realize a combination of long-term capital appreciation and income that will produce maximum total return. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic (U.S.) companies and fixed income investments.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified with the capital accounts based on their Federal tax treatment.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2020, there were no reclassifications between paid-in capital and distributable earnings.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fee: Effective February 28, 2020, the Fund does not charge a redemption fee. Prior to February 28, 2020, the Fund charged a 2.00% redemption fee to shareholders who redeem shares held 180 days or less. Such fees were retained by the Fund and accounted for as an addition to paid-in capital.

During the year ended October 31, 2020, the Fund retained $1,664 in redemption fees.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of October 31, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks
Finance and Insurance	$12,949,652	$—	$—	$12,949,652
Information	10,380,788	—	—	10,380,788
Manufacturing	38,342,214	—	—	38,342,214
Retail Trade	1,324,314	—	—	1,324,314
Wholesale Trade	3,018,585	—	—	3,018,585
Total Common Stocks	66,015,553	—	—	66,015,553
Money Market Fund	3,325,120	—	—	3,325,120
Total Investments	$69,340,673	$—	$—	$69,340,673

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Fort Pitt Capital Group, LLC (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund up to $100 million, 0.90% on assets between $100 million and $1 billion, and 0.80% on assets over $1 billion.  For the year ended October 31, 2020, the Fund incurred $697,100 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to contractually reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses) to 1.24% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses. For the year ended October 31, 2020, the Advisor reduced its fees in the amount of $106,116; no amounts were reimbursed to the Advisor. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

Date	Amount
10/31/2021	$82,850
10/31/2022	96,142
10/31/2023	106,116
$285,108

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended October 31, 2020, are disclosed in the statement of operations.

The Fund has entered into agreements with various brokers, dealers and financial intermediaries to compensate them for transfer agent services that would otherwise be executed by Fund Services. These sub-transfer agent services include pre-processing and quality control of new accounts, maintaining

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

detailed shareholder account records, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The Fund expensed $16,623 of sub-transfer agent fees during the year ended October 31, 2020. These fees are included in the transfer agent fees and expenses amount disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp.  As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp.  The Board of Trustees has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s Distributor.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $5,110,660 and $7,650,886, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 was as follows:

	October 31, 2020	October 31, 2019
Ordinary income	$745,332	$784,258
Long-term capital gains	5,164,503	3,452,163

As of October 31, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$36,706,421
Gross tax unrealized appreciation	33,667,547
Gross tax unrealized depreciation	(1,033,295)
Net tax unrealized appreciation (a)	32,634,252
Undistributed ordinary income	680,539
Undistributed long-term capital gain	—
Total distributable earnings	680,539
Other accumulated gains/(losses)	(175,288)
Total accumulated earnings/(losses)	$33,139,503

(a)	The book-basis and tax-basis net unrealized appreciation are the same.

At October 31, 2020, the Fund had long-term capital loss carryforwards of $175,288. These capital losses may be carried forward indefinitely to offset future gains.

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•
Sector Emphasis Risks: Securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

•
Equity Securities Risks: The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. In addition, as noted below, certain sectors of the market may be “out of favor” during a particular time period which can result in volatility in equity price movements. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

•
Large Capitalization Company Risks: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small- and Medium-Capitalization Company Risks: The risks associated with investing in small and medium capitalization companies, which have securities that may trade less frequently and in smaller volumes than securities of larger companies.

•
Interest Rate Risks: The Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

•	Credit Risks: An issuer may be unable or unwilling to make timely payments of principal and interest or to otherwise honor its obligations.

•
American Depositary Receipts Risks: Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

•
U.S. Government Obligations Risks: U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk. Securities issued by certain U.S. Government agencies and U.S. Government-sponsored enterprises are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. If a government-sponsored entity is unable to meet its obligation, the performance of the Fund may be adversely impacted.

•
Investment Company Risks: When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2020, Charles Schwab & Co., for the benefit of their customers, owned 68.23% of the outstanding shares of the Fund.

NOTE 9 – OTHER TAX INFORMATION

The Fund declared a distribution to be paid, on December 17, 2020, to shareholders of record on December 16, 2020 as follows:

Ordinary Income
$0.25691221

Fort Pitt Capital Total Return Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Fort Pitt Capital Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Fort Pitt Capital Total Return Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more funds in the trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2020

Fort Pitt Capital Total Return Fund

NOTICE TO SHAREHOLDERS at October 31, 2020 (Unaudited)

For the year ended October 31, 2020, the Fund designated $745,332 as ordinary income and $5,164,503 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended October 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2020 was 100%.

Fort Pitt Capital Total Return Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Advisor to serve as the administrator of the program. The Advisor’s committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Advisor’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period June 1, 2019 through June 30, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
				Portfolios	Other
				in Fund	Directorships
		Term of Office		Complex	Held
	Position Held	and Length of	Principal Occupation	Overseen by	During Past
Name, Address and Age	with the Trust	Time Served*	During Past Five Years	Trustee(2)	Five Years(3)
Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	1	Trustee,
(age 74)		term;	Delta Housing Corporation		Advisors
615 E. Michigan Street		since	(collegiate housing		Series Trust
Milwaukee, WI 53202		March	management) (2012 to July		(for series
		2014.	2019); Trustee and Chair		not affiliated
			(2000 to 2012), New Covenant		with the
			Mutual Funds (1999 to 2012);		Fund).
Director and Board Member,
Alpha Gamma Delta Foundation
(philanthropic organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head of Business	1	Trustee,
(age 60)		term;	Development Ballast Equity		Advisors
615 E. Michigan Street		since	Management, LLC (a privately-		Series Trust
Milwaukee, WI 53202		March	held investment advisory firm)		(for series
		2017.	(February 2019 to present);		not affiliated
			Managing Director and Vice		with the
			President, Jensen Investment		Fund).
Management, Inc. (a privately-
held investment advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly Manager,	1	Trustee,
(age 73)		term;	President, CEO, U.S. Bancorp		Advisors
615 E. Michigan Street		since	Fund Services, LLC and its		Series Trust
Milwaukee, WI 53202		September	predecessors (May 1991 to		(for series
		2008.	July 2017).		not affiliated
with the
Fund).

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Number of
				Portfolios	Other
				in Fund	Directorships
		Term of Office		Complex	Held
	Position Held	and Length of	Principal Occupation	Overseen by	During Past
Name, Address and Age	with the Trust	Time Served*	During Past Five Years	Trustee(2)	Five Years(3)
Raymond B. Woolson	Chairman	Indefinite	President, Apogee Group,	1	Trustee,
(age 61)	of the	term;	Inc. (financial consulting		Advisors
615 E. Michigan Street	Board	since	firm) (1998 to present).		Series Trust
Milwaukee, WI 53202		January			(for series
		2020.			not affiliated
	Trustee	Indefinite			with the
		term;			Fund);
		since			Independent
		January			Trustee,
		2016.			DoubleLine
Funds Trust
(an open-end
investment
company
with 19
portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Officers

Term of Office
	Position Held	and Length of	Principal Occupation
Name, Address and Age	with the Trust	Time Served	During Past Five Years
Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and Administration,
(age 51)	Chief	term;	U.S. Bank Global Fund Services (February 1996 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer and	December
	Principal	2018.
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration, U.S. Bank
(age 59)	President,	term;	Global Fund Services (October 1998 to present).
615 E. Michigan Street	Treasurer	since
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance and Administration,
(age 49)	Treasurer	term;	U.S. Bank Global Fund Services (June 2005 to present).
615 E. Michigan Street		since
Milwaukee, WI 53202		September
2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 38)	Treasurer	term;	U.S. Bank Global Fund Services (July 2010 to present).
615 E. Michigan Street		since
Milwaukee, WI 53202		December
2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services and
(age 63)	President,	term;	Vice President, U.S. Bank N.A. (February 2008 to present).
615 E. Michigan Street	Chief	since
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Term of Office
	Position Held	and Length of	Principal Occupation
Name, Address and Age	with the Trust	Time Served	During Past Five Years
Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services
(age 52)	President	term;	(July 2007 to present).
2020 East Financial Way,	and	since
Suite 100	Secretary	September
Glendora, CA 91741		2019.

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2020, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-688-8775.

Fort Pitt Capital Total Return Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-688-8775 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Fort Pitt Capital Total Return Fund

PRIVACY POLICY

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-688-8775

INVESTMENT ADVISOR
Fort Pitt Capital Group, LLC
680 Andersen Drive
Foster Plaza Ten, Suite 350
Pittsburgh, Pennsylvania 15220

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-688-8775

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

LEGAL COUNSEL
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

This report has been prepared for shareholders and may be
distributed to others only if preceded or accompanied by a current prospectus.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-866-688-8775. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available by calling 1-866-688-8775 and on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. Information included in the Fund’s
Form N-PORT is also available, upon request, by calling 1-866-688-8775.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$17,400	$17,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date   1/7/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date   1/7/21

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date   1/8/21

* Print the name and title of each signing officer under his or her signature.